Exhibit 99.2

Supplemental Operating and Financial Data

Third Quarter and Nine Months Ended September 30, 2011

Entertainment Properties Trust

Supplemental Operating and Financial Data

Third Quarter and Nine Months Ended September 30, 2011

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “expects,” “pipeline,” “anticipates,” “estimates,” “offers,” “plans,” “would,” “may” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. In addition, references to our budgeted amounts and guidance are forward looking statements. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

DEFINITIONS

See pages 31 through 33 for definitions of certain non-GAAP financial measures used in this document.

Entertainment Properties Trust

Company Profile

The Company

Entertainment Properties Trust (“EPR or the Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes megaplex theatres and adjacent retail, public charter schools and other destination recreational and specialty investments.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) and dividends per share. Our prevailing strategy is to focus on long-term investments in a limited number of categories in which we maintain a depth of knowledge and relationships, and which we believe offer sustained performance throughout all economic cycles. We believe our focused niche approach provides a competitive advantage, and the potential for higher growth and better yields.

We also adhere to rigorous underwriting and investing criteria, centered on key industry and property level cash flow standards. As part of our growth strategy we will consider acquiring, developing or financing additional properties which are consistent with our overall strategy and meet our underwriting and investing criteria. In executing our growth strategy, we will employ moderate leverage. We have historically paid out approximately 75% of our FFO in the form of quarterly dividends. This allows investors to realize a portion of their returns on a current basis.

Following are the key criteria against which our investments are evaluated:

•	Inflection Opportunity—Renewal or restructuring in an industry’s properties

•	Enduring Value—Real estate devoted to and improving long-lived activities

•	Excellent Execution—Market-dominant performance that creates value beyond tenant credit

•	Attractive Economics—Accretive initial returns along with growth in yield

•	Advantageous Position—Sustainable competitive advantages

Entertainment Properties Trust

Investor Information

Senior Management

David Brain	Greg Silvers
President and Chief Executive Officer	Vice President and Chief Operating Officer

Mark Peterson	Jerry Earnest
Vice President and Chief Financial Officer	Vice President and Chief Investment Officer

Mike Hirons
Vice President, Finance

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrD
Stock Exchange Listing	EPR-PrE
New York Stock Exchange

Equity Research Coverage

BMO Capital Markets	Paul Adornato	212-885-4170
Citi Global Markets	Michael Bilerman/Gregory Schweitzer	212-816-4471
FBR Capital Markets & Co.	Gabe Poggi	703-469-1141
Goldman Sachs	Conor Fennerty	212-902-4227
Janney Montgomery Scott	Andrew DiZio	215-665-6439
J.P. Morgan	Anthony Palone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler	917-368-2280
RBC Capital Markets	Richard Moore	440-715-2646

Entertainment Properties Trust is followed by the analysts identified above. Please note that any opinions, estimates, forecasts or recommendations regarding Entertainment Properties Trust’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of Entertainment Properties Trust or its management. Entertainment Properties Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Entertainment Properties Trust

Selected Financial Information

(Unaudited, dollars and shares in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
Operating Information	2011	2010	2011	2010
Revenue (1)	$75,995	$74,478	$224,052	$215,166
Net income available to common shareholders of Entertainment Properties Trust	25,749	27,457	52,379	58,017
Earnings before interest, taxes, depreciation and amortization (EBITDA)—continuing operations (2)	64,703	63,376	159,781	181,604
Earnings before interest, taxes, depreciation and amortization (EBITDA)—discontinued operations (2)	115	3,502	(4,546)	1,999
Adjusted EBITDA—continuing operations (2)	64,851	63,387	188,393	182,680
Adjusted EBITDA—discontinued operations (2)	115	3,502	4,395	9,269
Interest expense, net (1)	17,911	19,227	54,021	53,067
Recurring principal payments	6,088	6,286	18,361	20,761
Capitalized interest	136	103	386	278
Straight-line rental revenue	92	426	668	1,241
Dividends declared on preferred shares	7,034	7,552	22,138	22,655
Dividends declared on common shares	32,707	30,248	98,015	88,345
General and administrative expense	4,555	4,076	15,127	13,795

	September 30,
Balance Sheet Information	2011	2010
Total assets	2,725,897	2,922,251
Total assets before depreciation (gross assets)	3,048,952	3,208,643
Unencumbered real estate assets (3)
Number	116	103
Gross book value	1,519,765	1,505,916
Annualized stabilized NOI	146,564	146,236
Total debt	1,138,839	1,202,180
Equity	1,496,721	1,624,450
Common shares outstanding	46,725	46,535
Total market capitalization (using EOP closing price)	3,296,414	3,627,826
Debt/total assets	42%	41%
Debt/total market capitalization	35%	33%
Debt/gross assets	37%	37%
Debt/Adjusted EBITDA—continuing operations (1)(4)	4.39	4.74
Debt/Adjusted EBITDA—continuing and discontinued operations (4)	4.38	4.49

(1)	Excludes discontinued operations.
(2)	See pages 31 through 33 for definitions.
(3)	Includes unencumbered rental properties, gross, direct financing leases, net and mortgage notes receivable; excludes property under development and undeveloped land.
(4)	Adjusted EBITDA is for the quarter annualized. See pages 31 and 32 for definitions.

Entertainment Properties Trust

Selected Balance Sheet Information

(Unaudited, dollars in thousands)

	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010
Assets
Rental properties:(2)
Megaplex theatres and other retail	$1,942,634	$1,954,212	$1,948,256	$2,101,795	$2,085,187	$2,069,652
Other	184,064	183,318	224,589	221,896	221,629	221,676
Less: accumulated depreciation	(323,055)	(316,899)	(305,751)	(297,068)	(286,392)	(273,286)
Land held for development	184,457	184,457	184,457	184,457	184,457	184,457
Property under development	15,075	19,856	8,638	5,967	7,671	7,779
Mortgage notes receivable: (1)
Waterpark	178,794	175,029	170,517	168,994	168,545	168,545
Concord	—	—	—	—	—	—
Metropolitan ski areas	136,410	136,410	136,410	136,410	136,410	136,410
Investment in direct financing leases, net	253,344	231,099	229,801	226,433	225,187	216,419
Investment in joint ventures	24,667	24,138	23,570	22,010	19,334	19,423
Cash and cash equivalents	14,302	15,740	15,164	11,776	14,860	20,144
Restricted cash	28,314	34,120	31,490	16,279	21,253	16,351
Accounts receivable, net	34,389	34,983	38,204	39,814	36,364	33,483
Notes receivable (1)	5,055	5,079	5,104	5,127	5,152	5,159
Other assets and intangible assets, net	47,447	48,174	47,608	79,530	82,594	84,442

Total Assets	$2,725,897	$2,729,716	$2,758,057	$2,923,420	$2,922,251	$2,910,654

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$38,029	$49,982	$41,612	$56,488	$44,673	$37,190
Common dividends payable	32,707	32,660	32,648	30,253	30,248	30,222
Preferred dividends payable	6,002	7,552	7,552	7,551	7,552	7,552
Unearned rents and interest	13,599	10,055	5,995	6,691	13,148	9,206
Line of credit	195,000	90,000	87,000	142,000	150,000	153,500
Long-term debt	943,839	958,122	963,621	1,049,179	1,052,180	1,055,067

Total Liabilities	1,229,176	1,148,371	1,138,428	1,292,162	1,297,801	1,292,737
Equity:
Common stock and additional paid in capital	1,718,182	1,792,622	1,790,570	1,785,848	1,783,852	1,781,104
Preferred stock at par value	135	167	167	167	167	167
Treasury stock	(44,834)	(44,834)	(44,743)	(39,762)	(39,069)	(36,812)
Loans to shareholders	—	—	—	—	(281)	(281)
Accumulated other comprehensive income	22,699	25,904	25,940	38,842	29,988	21,188
Distributions in excess of net income	(227,493)	(220,535)	(180,326)	(181,856)	(178,255)	(175,463)

Entertainment Properties Trust shareholders’ equity	1,468,689	1,553,324	1,591,608	1,603,239	1,596,402	1,589,903

Noncontrolling interests	28,032	28,021	28,021	28,019	28,048	28,014
Total Equity	1,496,721	1,581,345	1,619,629	1,631,258	1,624,450	1,617,917

Total Liabilities and Equity	$2,725,897	$2,729,716	$2,758,057	$2,923,420	$2,922,251	$2,910,654

(1)	Includes related accrued interest receivable and is net of loan loss reserves.
(2)	Includes rental properties held for sale.

Entertainment Properties Trust

Selected Operating Data

(Unaudited, dollars in thousands)

	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010
Rental revenue and tenant reimbursements:
Theatres and adjacent retail	$58,787	$58,326	$57,894	$57,488	$57,298	$53,883
Vineyards and wineries	1,831	1,751	1,819	3,465	3,335	3,132
Metropolitan ski areas	318	318	318	316	315	315
Public charter schools	332	144	12	—	—	—
Mortgage and other financing income:
Public charter schools (1)	7,352	7,062	6,951	6,872	6,604	6,567
Metropolitan ski areas	3,437	3,437	3,410	3,410	3,398	3,398
Waterpark	3,573	3,044	2,965	2,940	2,940	2,878
Other	200	225	225	136	353	170
Other income	165	131	24	52	235	45

Total revenue	$75,995	$74,438	$73,618	$74,679	$74,478	$70,388
Property operating expense	5,960	6,582	6,167	6,710	6,675	5,430
Other expense	629	700	492	390	340	89
General and administrative expense	4,555	5,105	5,468	4,430	4,076	4,633
Costs associated with loan refinancing	—	—	6,163	—	—	11,383
Interest expense, net	17,911	17,287	18,823	19,245	19,227	16,946
Transaction costs	148	76	1,273	141	11	74
Provision for loan losses	—	—	—	—	—	—
Impairment charges	—	27,115	—	463	—	—
Depreciation and amortization	12,036	11,980	11,871	11,900	11,582	10,934
Equity in income from joint ventures	676	781	774	776	706	423

Income from continuing operations	35,432	6,374	24,135	32,176	33,273	21,322

Discontinued operations:
Income (loss) from discontinued operations	115	769	1,105	1,444	1,572	(5,603)
Impairment charges	—	(7,141)	(1,800)	—	—	—
Gain on acquisition	—	—	—	555	—	—
Transaction costs	—	—	—	—	—	(37)
Gain (loss) on sale of real estate	16	—	18,293	—	198	(934)

Net income	35,563	2	41,733	34,175	35,043	14,748
Net loss (income) attributable to noncontrolling interests	(11)	—	(2)	28	(34)	840
Preferred dividend requirements	(7,034)	(7,551)	(7,552)	(7,551)	(7,552)	(7,552)
Series B preferred share redemption costs	(2,769)	—	—	—	—	—

Net income (loss) available to common shareholders of Entertainment Properties Trust	$25,749	$(7,549)	$34,179	$26,652	$27,457	$8,036

(1)	Represents income from owned assets under direct financing leases and one note receivable.

Entertainment Propertiest Trust

Funds From Operations and Funds From Operations as adjusted

(Unaudited, dollars in thousands except per share information)

	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010
Funds From Operations (“FFO”) (1):
Net income (loss) available to common shareholders of Entertainment Properties Trust	$25,749	$(7,549)	$34,179	$26,652	$27,457	$8,036
Loss (gain) on sale of real estate	(16)	—	(18,293)	—	(198)	934
Real estate depreciation and amortization	11,765	11,873	13,598	13,694	13,334	13,527
Allocated share of joint venture depreciation	113	112	109	90	81	72
Noncontrolling interest	—	—	—	—	—	(872)

FFO available to common shareholders of Entertainment Properties Trust	$37,611	$4,436	$29,593	$40,436	$40,674	$21,697

Funds From Operations as adjusted (1):
FFO available to common shareholders of Entertainment Properties Trust	$37,611	$4,436	$29,593	$40,436	$40,674	$21,697
Costs associated with loan refinancing	—	—	6,388	—	—	15,620
Transaction costs	148	76	1,273	141	11	111
Impairment charges	—	34,256	1,800	463	—	—
Gain on acquisition	—	—	—	(555)	—	—
Preferred share redemption costs	2,769	—	—	—	—	—

FFO as adjusted available to common shareholders of Entertainment Properties Trust	$40,528	$38,768	$39,054	$40,485	$40,685	$37,428

FFO per common share attributable to Entertainment Properties Trust:
Basic	$0.81	$0.10	$0.64	$0.87	$0.87	$0.48
Diluted	0.80	0.09	0.63	0.86	0.87	0.48

FFO as adjusted per common share attributable to Entertainment Properties Trust:
Basic	$0.87	$0.83	$0.84	$0.87	$0.87	$0.83
Diluted	0.86	0.83	0.83	0.86	0.87	0.83

Shares used for computation (in thousands):
Basic	46,680	46,648	46,503	46,539	46,511	44,869
Diluted	46,918	46,956	46,805	46,893	46,809	45,214

(1)	See pages 31 through 33 for definitions.

Entertainment Properties Trust

Adjusted Funds From Operations

(Unaudited, dollars in thousands except per share information)

	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010
Adjusted Funds from Operations (“AFFO”) (1):
FFO available to common shareholders of Entertainment Properties Trust	$37,611	$4,436	$29,593	$40,436	$40,674	$21,697
Adjustments:
Non-cash impairment charges and provision for loan losses	—	34,256	1,800	463	—	—
Transaction costs	148	76	1,273	141	11	111
Non-real estate depreciation and amortization	271	269	270	239	130	97
Deferred financing fees amortization	1,034	764	1,023	1,061	1,122	1,390
Costs associated with loan refinancing	—	—	6,388	—	—	15,620
Share-based compensation expense to management and trustees	1,371	1,474	1,367	1,188	1,187	1,172
Maintenance capital expenditures (2)	(946)	(600)	(1,602)	(2,559)	(2,872)	(163)
Straight-line rental revenue	(92)	(58)	(518)	(642)	(426)	(469)
Non-cash portion of mortgage and other financing income	(1,268)	(1,350)	(1,258)	(1,274)	(1,201)	(1,257)
Amortization of above market leases, net	—	—	20	66	74	39
Gain on acquisition	—	—	—	(555)	—	—
Preferred share redemption costs	2,769	—	—	—	—	—

AFFO available to common shareholders of Entertainment Properties Trust	$40,898	$39,267	$38,356	$38,564	$38,699	$38,237

Weighted average shares outstanding-diluted AFFO (in thousands)	46,918	46,956	46,805	46,893	46,809	45,214
AFFO per diluted common share	$0.87	$0.84	$0.82	$0.82	$0.83	$0.85
Dividends declared per common share	$0.70	$0.70	$0.70	$0.65	$0.65	$0.65
AFFO payout ratio (3)	80%	83%	85%	79%	78%	76%

(1)	See pages 31 through 33 for definitions.
(2)	Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3)	AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust

Capital Structure at September 30, 2011

(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Long-Term Debt:

	Mortgages (1)		Capital Lease/Bond		Credit Facility (2)	Senior Notes	Total	Weighted Avg Interest Rate
Year	Amortization	Maturities	Amortization	Maturities
2011	$6,175	$—	$—	$9,226	$—	$—	$15,401	4.06%
2012	24,968	65,293	—	—	—	—	90,261	6.52%
2013	17,728	98,484	—	—	—	—	116,212	5.97%
2014	12,422	136,967	—	—	—	—	149,389	6.31%
2015	11,118	90,813	—	—	—	—	101,931	5.74%
2016	7,233	96,144	—	—	195,000	—	298,377	4.22%
2017	3,752	85,500	—	—	—	—	89,252	5.89%
2018	919	12,462	—	—	—	—	13,381	6.34%
2019	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	250,000	250,000	7.75%
2021	—	—	—	—	—	—	—	—
Thereafter	—	4,000	—	10,635	—	—	14,635	1.61%

	$84,315	$589,663	$—	$19,861	$195,000	$250,000	$1,138,839	5.89%

	Balance	Weighted Avg Interest Rate	Weighted Avg Maturity (yrs)
Fixed rate secured debt	$683,204	6.05%	3.5
Fixed rate unsecured debt	250,000	7.75%	8.8
Variable rate secured debt	10,635	0.15%	26.0
Variable rate unsecured debt (2)	195,000	3.23%	2.2

Total	$1,138,839	5.89%	4.6

(1)	Scheduled amortization and maturities represent only consolidated debt obligations.
(2)	On October 13, 2011, the revolving credit facility was amended and restated to increase capacity to $400 million and include an accordion feature in which the facility can be increased up to $500 million. The facility is priced based on a grid related to the Company’s senior unsecured credit ratings, with pricing at closing of LIBOR plus 1.60%. The facility now has a maturity date of October 13, 2015 with a one year extension available at the Company’s option. The new maturity, including the extension, is reflected in this schedule.

Entertainment Propertiest Trust

Capital Structure at September 30, 2011 and December 31, 2010

(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Long-Term Debt:

	September 30, 2011	December 31, 2010
Capital lease obligation, due December 31, 2011	$9,226	$9,251
Mortgage notes payable, 6.57%-6.73%, due October 1, 2012	43,413	44,473
Mortgage note payable, 6.63%, due November 1, 2012	24,277	24,866
Mortgage notes payable, 4.26%-9.01%, due February 10, 2013	107,952	112,982
Unsecured revolving variable rate credit facility, LIBOR + 3.00%, due December 1, 2013 (1)	195,000	142,000
Mortgage note payable, 6.84%, due March 1, 2014	94,333	103,127
Mortgage note payable, 5.58%, due April 1, 2014	58,646	59,537
Mortgage note payable, 5.56%, due June 5, 2015	32,725	33,182
Mortgage notes payable, 5.77%, due November 6, 2015	69,624	71,014
Mortgage notes payable, 5.84%, due March 6, 2016	39,191	39,944
Mortgage notes payable, 6.37%, due June 30, 2016	28,025	28,514
Mortgage notes payable, 6.10%, due October 1, 2016	25,181	25,625
Mortgage notes payable, 6.02%, due October 6, 2016	18,979	19,317
Mortgage note payable, 6.06%, due March 1, 2017	10,581	10,762
Mortgage note payable, 6.07%, due April 6, 2017	10,892	11,076
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	50,437	51,319
Mortgage note payable, 5.29%, due July 1, 2017	4,038	—
Mortgage notes payable, 5.86%, due August 1, 2017	25,829	26,268
Term loans payable, $82,958 at December 31, 2010 fixed through interest rate swaps at 5.11%-5.76%, $3,314 at December 31, 2010 at variable rates of LIBOR + 1.75%-2.00%, due December 1, 2017-June 5, 2018, paid in full February 7, 2011	—	86,272
Mortgage note payable, 6.19%, due February 1, 2018	15,779	16,171
Mortgage note payable, 7.37%, due July 15, 2018	10,076	10,844
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Bond payable, variable rate, due October 1, 2037	10,635	10,635
Mortgage note payable, 5.50%	4,000	4,000

Total	$1,138,839	$1,191,179

(1)	On October 13, 2011, the revolving credit facility was amended and restated to increase capacity to $400 million and include an accordion feature in which the facility can be increased up to $500 million. The facility is priced based on a grid related to the Company’s senior unsecured credit ratings, with pricing at closing of LIBOR plus 1.60%. The facility now has a maturity date of October 13, 2015 with a one year extension available at the Company’s option.

Entertainment Properties Trust

Capital Structure

Senior Notes

Senior Debt Ratings as of September 30, 2011

Moody’s	Baa3
Fitch	BBB-
Standard and Poor’s	BB+

Summary of Covenants

The Company’s outstanding bonds have a fixed interest rate at 7.75%. Interest on the senior notes is paid semiannually. The notes contain various covenants, including: (i) a limitation on incurrence of any debt which would cause the Company’s debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for our $250.0 million senior unsecured notes, as defined and calculated per the terms of our notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show our ability to incur additional debt under the terms of our notes only and are not measures of our liquidity or performance. The actual amounts as of September 30, 2011 and June 30, 2011 are:

Note Covenants	Required	Actual 3rd Quarter 2011 (1)		Actual 2nd Quarter 2011
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	37%		35%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	23%		23%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5x	3.8	x	3.8	x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	390%		491%

(1)	See page 14 for detailed calculations

Entertainment Properties Trust

Capital Structure

Senior Notes

(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	September 30, 2011
Total Assets	$2,725,897
Add: accumulated depreciation	323,055
Less: intangible assets	(4,670)

Total Assets	$3,044,282

Total Unencumbered Assets:	September 30, 2011
Unencumbered real estate assets, gross	$1,519,765
Cash and cash equivalents	14,302
Land held for development	184,457
Property under development	15,075

Total Unencumbered Assets	$1,733,599

Total Debt:	September 30, 2011
Secured debt obligations	$693,839
Unsecured debt obligations:
Unsecured debt	445,000
Oustanding letters of credit	—
Derivatives at fair market value, net	—
Total unsecured debt obligations:	445,000

Total Debt	$1,138,839

Consolidated income available for debt service:	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	Trailing Twelve Months
Adjusted EBITDA	$64,851	$62,051	$61,490	$63,147	$251,539
Add: EBITDA of discontinued operations	115	931	3,351	3,532	$7,929
Less: straight-line rental revenue	(92)	(58)	(518)	(642)	(1,310)

Consolidated income available for debt service	$64,874	$62,924	$64,323	$66,037	$258,158

Annual Debt Service:
Interest expense, gross	$18,067	$17,441	$18,925	$19,351	$73,784
Interest expense from discontinued operations	—	—	22	53	75
Less: deferred financing fees amortization	(1,034)	(764)	(1,023)	(1,061)	(3,882)

Annual Debt Service	$17,033	$16,677	$17,924	$18,343	$69,977

Debt Service Coverage	3.8	3.8	3.6	3.6	3.7

Entertainment Properties Trust

Capital Structure at September 30, 2011

(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at September 30, 2011	Liquidation Preference	Dividend Rate	Convertible
Common shares	46,724,591	$38.98	N/A	(1)	N/A
Series C	5,400,000	$18.68	$135,000	5.750%	Y
Series D	4,600,000	$24.15	$115,000	7.375%	N
Series E	3,450,000	$26.35	$86,250	9.000%	Y

Calculation of Total Market Capitalization:

Common shares outstanding at September 30, 2011 multiplied by closing price at September 30, 2011	$1,821,325
Aggregate liquidation value of Series C preferred shares (2)	135,000
Aggregate liquidation value of Series D preferred shares (2)	115,000
Aggregate liquidation value of Series E preferred shares (2)	86,250
Total long-term debt at September 30, 2011	1,138,839

Total consolidated market capitalization	$3,296,414

(1)	Quarterly dividend declared in the third quarter of 2011 was $0.70 per share.
(2)	Excludes accrued unpaid dividends at September 30, 2011.

Entertainment Properties Trust

Summary of Ratios

(Unaudited)

	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010
Debt to total assets (book value)	42%	38%	38%	41%	41%	42%
Debt to total market capitalization	35%	29%	29%	32%	33%	36%
Debt to gross assets	37%	34%	34%	37%	37%	38%
Debt/Adjusted EBITDA—continuing operations (1)	4.39	4.22	4.27	4.72	4.74	5.02
Debt/Adjusted EBITDA—continuing and discontinued operations (1)	4.38	4.16	4.05	4.47	4.49	4.66
Secured debt to secured assets (2)	59%	59%	60%	60%	61%	61%
Unencumbered real estate assets to total real estate assets (3)	56%	55%	56%	54%	53%	53%
Interest coverage ratio (4)	3.7	3.7	3.5	3.5	3.5	3.2
Fixed charge coverage ratio (4)	2.7	2.6	2.5	2.5	2.5	2.4
Debt service coverage ratio (4)	2.8	2.8	2.6	2.6	2.7	2.4
FFO payout ratio (5)	87%	741%	111%	76%	75%	135%
FFO as adjusted payout ratio (6)	81%	84%	84%	75%	75%	79%
AFFO payout ratio (7)	80%	83%	85%	79%	78%	76%

(1)	Adjusted EBITDA is for the quarter annualized. See pages 31 through 33 for definitions.
(2)	Prior to June 30, 2010, includes previous secured revolving line of credit borrowing base assets.
(3)	Total real estate assets includes rental properties, gross, direct financing leases, net and mortgage notes receivable; excludes property under development and land held for development.
(4)	See page 17 for detailed calculation.
(5)	FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(6)	FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(7)	AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust

Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios

(Unaudited, dollars in thousands)

	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010
Interest Coverage Ratio (1):
Net income	$35,563	$2	$41,733	$34,175	$35,043	$14,748
Impairment charges	—	34,256	1,800	463	—	—
Provision for loan losses	—	—	—	—	—	—
Transaction costs	148	76	1,273	141	11	111
Interest expense, gross	18,067	17,441	18,947	19,404	19,380	20,308
Depreciation and amortization	12,036	12,142	13,869	13,933	13,458	13,632
Share-based compensation expense to management and trustees	1,371	1,474	1,367	1,188	1,187	1,172
Costs associated with loan refinancing	—	—	6,388	—	—	15,620
Interest cost capitalized	(136)	(153)	(97)	(105)	(103)	(92)
Straight-line rental revenue	(92)	(58)	(518)	(642)	(426)	(469)
Loss (gain) on sale of real estate from discontinued operations	(16)	—	(18,293)	—	(198)	934
Gain on acquisition	—	—	—	(555)	—	—

Interest coverage amount	$66,941	$65,180	$66,469	$68,002	$68,352	$65,964
Interest expense, net	$17,911	$17,287	$18,845	$19,298	$19,276	$20,207
Interest income	20	1	5	1	1	9
Interest cost capitalized	136	153	97	105	103	92

Interest expense, gross	$18,067	$17,441	$18,947	$19,404	$19,380	$20,308
Interest coverage ratio	3.7	3.7	3.5	3.5	3.5	3.2

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$66,941	$65,180	$66,469	$68,002	$68,352	$65,964
Interest expense, gross	$18,067	$17,441	$18,947	$19,404	$19,380	$20,308
Preferred share dividends	7,034	7,551	7,552	7,551	7,552	7,552

Fixed charges	$25,101	$24,992	$26,499	$26,955	$26,932	$27,860
Fixed charge coverage ratio	2.7	2.6	2.5	2.5	2.5	2.4

Debt Service Coverage Ratio (1):
Interest coverage amount	$66,941	$65,180	$66,469	$68,002	$68,352	$65,964
Interest expense, gross	$18,067	$17,441	$18,947	$19,404	$19,380	$20,308
Recurring principal payments	6,088	6,011	6,262	6,501	6,286	7,722

Debt service	$24,155	$23,452	$25,209	$25,905	$25,666	$28,030
Debt service coverage ratio	2.8	2.8	2.6	2.6	2.7	2.4

(1)	See pages 31 through 33 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Entertainment Properties Trust

Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities

(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010	2nd Quarter 2010
Net cash provided by operating activities	43,121	57,326	35,004	53,251	$52,497	$41,151
Equity in income from joint ventures	676	781	774	776	706	423
Distributions from joint ventures	(872)	(652)	(652)	(831)	(796)	(586)
Amortization of deferred financing costs	(1,034)	(764)	(1,023)	(1,061)	(1,122)	(1,390)
Amortization of above market leases, net	—	—	(20)	(66)	(74)	(39)
Increase (decrease) in mortgage notes accrued interest receivable	410	—	—	—	—	(2,154)
Increase (decrease) in restricted cash	(8,623)	(909)	(740)	1,467	675	(2,789)
Increase (decrease) in accounts receivable, net	303	(3,302)	(1,353)	2,916	1,592	1,143
Decrease in notes and accrued interest receivable	(24)	(25)	(23)	(25)	(8)	(69)
Increase in direct financing leases receivable	1,242	1,298	1,255	1,246	1,167	1,223
Increase (decrease) in other assets	175	1,041	1,416	(732)	1,094	(516)
Decrease (increase) in accounts payable and accrued liabilities	13,318	(7,046)	7,572	(7,556)	(6,386)	(1,576)
Decrease (increase) in unearned rents	262	126	25	(181)	145	1,623
Straight-line rental revenue	(92)	(58)	(518)	(642)	(426)	(469)
Interest expense, gross	18,067	17,441	18,947	19,404	19,380	20,308
Interest cost capitalized	(136)	(153)	(97)	(105)	(103)	(92)
Costs associated with loan refinancing (cash portion)	—	—	4,629	—	—	9,662
Transaction costs	148	76	1,273	141	11	111

Interest coverage amount (1)	$66,941	$65,180	$66,469	$68,002	$68,352	$65,964

(1)	See pages 31 through 33 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Entertainment Properties Trust

Capital Spending and Disposition Summaries

(Unaudited, dollars in thousands)

2011 Capital Spending:

Description	Location	Capital Spending Three Months Ended September 30, 2011	Capital Spending Nine Months Ended September 30, 2011
Acquisition of four theatre portfolio	various	$—	$37,761
Development of public charter school properties	various	19,717	34,246
Investment in a direct financing lease with Imagine Schools, Inc. related to public charter schools	various	—	2,113
Acquisition of Pinstripes entertainment facility	Northbrook, IL	7,025	7,025
Additions to mortgage note receivable for development of Schlitterbahn waterparks	Kansas City, KS	3,355	9,390
Development of entertainment retail center	Suffolk, VA	111	1,678
Investment in unconsolidated joint ventures	various	461	3,244
Investment in theatre and retail development projects	various	5,391	10,987
Capitalized building improvements and tenant improvements		311	444

Total investment spending		$36,371	$106,888
Other capital acquisitions, net	various	745	2,689

Total capital spending		$37,116	$109,577

2011 Dispositions:

Description	Location	Date of Disposition	Net Sales Proceeds
Toronto Dundas Square	Toronto, Ontario	March 2011	222,701
Gary Farrell Winery	Healdsburg, CA	April 2011	6,460
Buena Vista Tasting Room	Sonoma, CA	August 2011	1,700
EOS Winery and Vineyard	Paso Robles, CA	September 2011	12,516

Entertainment Properties Trust

Financial Information by Asset Type

For the Three Months Ended September 30, 2011

(Unaudited, dollars in thousands)

	Theatres and Adjacent Retail*	Public Charter Schools	Metropolitan Ski Areas	Vineyards and Wineries	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$54,368	332	$318	$1,831	$—	$56,849	$—	$56,849
Tenant reimbursements	4,419	—	—	—	—	4,419	—	4,419
Other income	24	—	—	—	141	165	—	165
Mortgage and other financing income	81	7,352	3,437	93	3,573	14,536	26	14,562

Total revenue	58,892	7,684	3,755	1,924	3,714	75,969	26	75,995

Property operating expense	5,736	—	—	91	133	5,960	—	5,960
Other expense	—	—	—	202	251	453	176	629

Total investment expenses	5,736	—	—	293	384	6,413	176	6,589

General and administrative expense	—	—	—	—	—	—	4,555	4,555
Transaction costs	—	—	—	—	—	—	148	148

EBITDA—continuing operations	$53,156	$7,684	$3,755	$1,631	$3,330	$69,556	$(4,853)	$64,703

	77%	11%	5%	2%	5%	100%
Add: transaction costs							148	148

Adjusted EBITDA—continuing operations								$64,851
Reconciliation to Consolidated Statements of Income:
Interest expense, net							(17,911)	(17,911)
Transaction costs							(148)	(148)
Depreciation and amortization							(12,036)	(12,036)
Equity in income from joint ventures							676	676
Discontinued operations:
Income from discontinued operations							115	115
Gain on sale of real estate							16	16

Net income								35,563
Noncontrolling interests							(11)	(11)
Preferred dividend requirements							(7,034)	(7,034)
Series B preferred share redemption costs							(2,769)	(2,769)

Net income available to common shareholders								$25,749

*	Includes 8.8 million square feet of megaplex theatres and 1.5 million square feet of retail at September 30, 2011

Entertainment Properties Trust

Financial Information by Asset Type

For the Nine Months Ended September 30, 2011

(Unaudited, dollars in thousands)

	Theatres and Adjacent Retail*	Public Charter Schools	Metropolitan Ski Areas	Vineyards and Wineries	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$161,411	487	$954	$5,403	$—	$168,255	$—	$168,255
Tenant reimbursements	13,596	—	—	—	—	13,596	—	13,596
Other income	90	—	—	12	218	320	—	320
Mortgage and other financing income	242	21,366	10,283	331	9,583	41,805	76	41,881

Total revenue	175,339	21,853	11,237	5,746	9,801	223,976	76	224,052

Property operating expense	18,026	—	—	308	375	18,709	—	18,709
Other expense	—	—	—	514	560	1,074	749	1,823

Total investment expenses	18,026	—	—	822	935	19,783	749	20,532

General and administrative expense	—	—	—	—	—	—	15,127	15,127
Transaction costs	—	—	—	—	—	—	1,497	1,497
Impairment charges	—	—	—	—	—	—	27,115	27,115

EBITDA—continuing operations	$157,313	$21,853	$11,237	$4,924	$8,866	$204,193	$(44,412)	$159,781

	77%	11%	6%	2%	4%	100%
Add: transaction costs							1,497	1,497
Add: impairment charges							27,115	27,115

Adjusted EBITDA—continuing operations								$188,393
Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing							(6,163)	(6,163)
Interest expense, net							(54,021)	(54,021)
Transaction costs							(1,497)	(1,497)
Impairment charges							(27,115)	(27,115)
Depreciation and amortization							(35,887)	(35,887)
Equity in income from joint ventures							2,231	2,231
Discontinued operations:
Income from discontinued operations							1,990	1,990
Impairment charges							(8,941)	(8,941)
Gain on sale of real estate							18,309	18,309

Net income								77,299
Noncontrolling interests							(13)	(13)
Preferred dividend requirements							(22,138)	(22,138)
Series B preferred share redemption costs							(2,769)	(2,769)

Net income available to common shareholders								$52,379

*	Includes 8.8 million square feet of megaplex theatres and 1.5 million square feet of retail at September 30, 2011

Entertainment Properties Trust

Financial Information by Asset Type

For the Three Months Ended September 30, 2010

(Unaudited, dollars in thousands)

	Theatres and Adjacent Retail*	Public Charter Schools	Metropolitan Ski Areas	Vineyards and Wineries	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$53,145	$—	$315	$3,335	$—	$56,795	$—	$56,795
Tenant reimbursements	4,153	—	—	—	—	4,153	—	4,153
Other income	25	—	—	—	210	235	—	235
Mortgage and other financing income	87	6,604	3,398	233	2,940	13,262	33	13,295

Total revenue	57,410	6,604	3,713	3,568	3,150	74,445	33	74,478

Property operating expense	5,236	—	—	1,288	151	6,675	—	6,675
Other expense	—	—	—	62	267	329	11	340

Total investment expenses	5,236	—	—	1,350	418	7,004	11	7,015

General and administrative expense	—	—	—	—	—	—	4,076	4,076
Transaction costs	—	—	—	—	—	—	11	11

EBITDA—continuing operations	$52,174	$6,604	$3,713	$2,218	$2,732	$67,441	$(4,065)	$63,376

	77%	10%	6%	3%	4%	100%
Add: transaction costs							11	11

Adjusted EBITDA—continuing operations								$63,387
Reconciliation to Consolidated Statements of Income:
Interest expense, net							(19,227)	(19,227)
Transaction costs							(11)	(11)
Depreciation and amortization							(11,582)	(11,582)
Equity in income from joint ventures							706	706
Discontinued operations:
Income from discontinued operations							1,572	1,572
Gain on sale of real estate							198	198

Net income								35,043
Noncontrolling interests							(34)	(34)
Preferred dividend requirements							(7,552)	(7,552)

Net income available to common shareholders								$27,457

*	Includes 8.7 million square feet of megaplex theatres and 1.8 million square feet of retail at September 30, 2010

Entertainment Properties Trust

Financial Information by Asset Type

For the Nine Months Ended September 30, 2010

(Unaudited, dollars in thousands)

	Theatres and Adjacent Retail*	Public Charter Schools	Metropolitan Ski Areas	Vineyards and Wineries	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$152,472	$—	$945	$9,921	$—	$163,338	$—	$163,338
Tenant reimbursements	12,443	—	—	—	—	12,443	—	12,443
Other income	265	—	—	4	212	481	4	485
Mortgage and other financing income	322	19,378	10,155	275	8,643	38,773	127	38,900

Total revenue	165,502	19,378	11,100	10,200	8,855	215,035	131	215,166

Property operating expense	15,866	—	—	1,957	152	17,975	—	17,975
Other expense	216	—	—	193	267	676	40	716

Total investment expenses	16,082	—	—	2,150	419	18,651	40	18,691

General and administrative expense	—	—	—	—	—	—	13,795	13,795
Transaction costs	—	—	—	—	—	—	376	376
Provision for loan losses	—	—	—	—	—	—	700	700

EBITDA—continuing operations	$149,420	$19,378	$11,100	$8,050	$8,436	$196,384	$(14,780)	$181,604

	76%	10%	6%	4%	4%	100%
Add: transaction costs							376	376
Add: provision for loan losses							700	700

Adjusted EBITDA—continuing operations								$182,680
Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing							(11,383)	(11,383)
Interest expense, net							(53,067)	(53,067)
Transaction costs							(376)	(376)
Provision for loan losses							(700)	(700)
Depreciation and amortization							(33,457)	(33,457)
Equity in income from joint ventures							1,362	1,362
Discontinued operations:
Loss from discontinued operations							(6,640)	(6,640)
Gain on acquisition							8,468	8,468
Transaction costs							(7,270)	(7,270)
Loss on sale of real estate							(736)	(736)

Net income								78,881
Noncontrolling interests							1,791	1,791
Preferred dividend requirements							(22,655)	(22,655)

Net income available to common shareholders								$58,017

*	Includes 8.7 million square feet of megaplex theatres and 1.8 million square feet of retail at September 30, 2010

Entertainment Properties Trust

Financial Information by Asset Type—Discontinued Operations

(Unaudited, dollars in thousands)

	For the Three Months Ended September 30, 2011				For the Nine Months Ended September 30, 2011
	Theatres and Adjacent Retail	Vineyards and Wineries	Unallocated	Consolidated	Theatres and Adjacent Retail	Vineyards and Wineries	Unallocated	Consolidated
Rental revenue	$51	$116	$—	$167	$4,087	$1,132	$—	$5,219
Tenant reimbursements	—	—	—	—	2,409	—	—	2,409
Mortgage and other financing income	—	—	—	—	—	4	—	4

Total revenue	51	116	—	167	6,496	1,136	—	7,632

Property operating expense	8	15	—	23	2,831	281	—	3,112
Other expense	—	29	—	29	—	125	—	125

Total investment expenses	8	44	—	52	2,831	406	—	3,237
Impairment charge	—	—	—	—	—	8,941	—	8,941

EBITDA—discontinued operations	$43	$72	$—	$115	$3,665	$(8,211)	$—	$(4,546)

Add: impairment charge				—				8,941

Adjusted EBITDA—discontinued operations				$115				$4,395
Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing				—				(225)
Interest expense, net				—				(21)
Impairment charge				—				(8,941)
Depreciation and amortization				—				(2,159)
Gain on sale of real estate				16				18,309

Income from discontinued operations				$131				$11,358

	For the Three Months Ended September 30, 2010				For the Nine Months Ended September 30, 2010
	Theatres and Adjacent Retail	Vineyards and Wineries	Unallocated	Consolidated	Theatres and Adjacent Retail	Vineyards and Wineries	Unallocated	Consolidated
Rental revenue	$4,009	$156	$—	$4,165	$12,825	$1,526	$—	$14,351
Tenant reimbursements	2,336	—	—	2,336	6,739	—	—	6,739
Other income	—	—	—	—	—	31	—	31
Mortgage and other financing income	—	5	—	5	—	5	—	5

Total revenue	6,345	161	—	6,506	19,564	1,562	—	21,126

Property operating expense	2,912	48	—	2,960	10,657	935	—	11,592
Other expense	—	44	—	44	—	265	—	265

Total investment expenses	2,912	92	—	3,004	10,657	1,200	—	11,857
Transaction costs	—	—	—	—	7,270	—	—	7,270

EBITDA—discontinued operations	$3,433	$69	$—	$3,502	$1,637	$362	$—	$1,999

Add: transaction costs				—				7,270

Adjusted EBITDA—discontinued operations				$3,502				$9,269
Reconciliation to Consolidated Statements of Income:
General and administrative expense				—				(2)
Transaction costs				—				(7,270)
Interest expense, net				(47)				(5,635)
Costs associated with loan refinancing				—				(4,236)
Depreciation and amortization				(1,883)				(6,036)
Gain on acquisition				—				8,468
Gain (loss) on sale of real estate				198				(736)

Income (loss) from discontinued operations				$1,770				$(6,178)

Entertainment Properties Trust

Investment Information by Asset Type

As of September 30, 2011 and December 31, 2010

(Unaudited, dollars in thousands)

	As of September 30, 2011
	Theatres and Adjacent Retail	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Consolidated
Rental properties, net of accumulated depreciation	$1,639,686	$21,391	$126,589	$11,281	$—	$1,798,947
Rental properties held for sale, net of accumulated depreciation	—	—	4,696	—	—	4,696
Add back accumulated depreciation on rental properties	302,948	46	18,015	1,727	—	322,736
Add back accumulated depreciation on rental properties held for sale	—	—	319	—	—	319
Land held for development	4,457	—	—	—	180,000	184,457
Property under development	13,347	1,728	—	—	—	15,075
Mortgage notes and related accrued interest receivable, net	—	—	—	136,410	178,794	315,204
Investment in direct financing leases, net	—	253,344	—	—	—	253,344
Investment in joint ventures	24,667	—	—	—	—	24,667
Intangible assets, net of accumulated amortization	4,670	—	—	—	—	4,670
Add back accumulated amortization on intangible assets	8,978	—	—	—	—	8,978
Notes receivable and related accrued interest receivable, net	172	3,751	1,132	—	—	5,055

Total investments (1)	$1,998,925	$280,260	$150,751	$149,418	$358,794	$2,938,148

% of total investments	68%	10%	5%	5%	12%	100%

	As of December 31, 2010
	Theatres and Adjacent Retail	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Consolidated
Rental properties, net of accumulated depreciation	$1,822,689	$—	$185,990	$11,512	$—	$2,020,191
Rental properties held for sale, net of accumulated depreciation	—	—	6,432	—	—	6,432
Add back accumulated depreciation on rental properties	279,106	—	16,183	1,495	—	296,784
Add back accumulated depreciation on rental properties held for sale	—	—	284	—	—	284
Land held for development	4,457	—	—	—	180,000	184,457
Property under development	5,967	—	—	—	—	5,967
Mortgage notes and related accrued interest receivable, net	—	—	—	136,410	168,994	305,404
Investment in a direct financing lease, net	—	226,433	—	—	—	226,433
Investment in joint ventures	22,010	—	—	—	—	22,010
Intangible assets, net of accumulated amortization	35,644	—	—	—	—	35,644
Add back accumulated amortization on intangible assets	11,479	—	—	—	—	11,479
Notes receivable and related accrued interest receivable, net	166	3,751	1,210	—	—	5,127

Total investments (1)	$2,181,518	$230,184	$210,099	$149,417	$348,994	$3,120,212

% of total investments	70%	7%	7%	5%	11%	100%

(1)	See pages 31 through 33 for definitions.

Entertainment Properties Trust

Lease Expirations Excluding Non-Theatre Retail

As of September 30, 2011

(Unaudited, dollars in thousands)

	Megaplex Theatres			Public Charter Schools			Vineyards and Wineries
Year	Total Number of Leases Expiring	Rental Revenue for the Trailing Twelve Months Ended September 30, 2011 (1)	% of Total Revenue	Total Number of Leases Expiring	Financing Income/Rental Revenue for the Trailing Twelve Months Ended September 30, 2011	% of Total Revenue	Total Number of Leases Expiring	Rental Revenue for the Trailing Twelve Months Ended September 30, 2011	% of Total Revenue
2011	2	4,578	2%	—	—	—	—	—	—
2012	4	9,224	3%	—	—	—	—	—	—
2013	4	14,574	5%	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—
2015	3	9,248	3%	—	—	—	—	—	—
2016	4	9,255	3%	—	—	—	—	—	—
2017	3	4,681	2%	—	—	—	1	1,944	1%
2018	17	27,011	9%	—	—	—	4	5,556	2%
2019	7	22,374	7%	—	—	—	1	1,367	0%
2020	7	9,314	3%	—	—	—	—	—	—
2021	4	7,479	2%	—	—	—	—	—	—
2022	9	15,952	5%	—	—	—	—	—	—
2023	2	2,294	1%	—	—	—	—	—	—
2024	8	14,325	5%	—	—	—	—	—	—
2025	7	14,233	5%	—	—	—	—	—	—
2026	4	5,295	2%	—	—	—	—	—	—
2027	3	3,939	1%	—	—	—	—	—	—
2028	1	1,060	0%	—	—	—	—	—	—
2029	15	14,125	5%	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—
Thereafter	6	2,203	1%	34	28,379	9%	—	—	—

	110	$191,164	64%	34	$28,379	9%	6	$8,867	3%

Note: This schedule relates to consolidated assets only and excludes non-theatre retail. One owned ski property is excluded from this schedule and the remaining ski property investments are held in mortgage notes receivable which are included on page 28.

(1)	Consists of rental revenue and tenant reimbursements.

Entertainment Properties Trust

Top Ten Customers by Revenue from Continuing Operations

(Unaudited, dollars in thousands)

Customers		Asset Type	Total Revenue For The Three Months Ended September 30, 2011	Percentage of Total Revenue	Total Revenue For The Nine Months Ended September 30, 2011	Percentage of Total Revenue
1.	American Multi-Cinema, Inc.	Retail/Theatres	$26,365	35%	$79,169	35%
2.	Rave Cinemas/Rave Review Cinemas	Retail/Theatres	7,215	10%	21,601	10%
3.	Imagine Schools, Inc.	Public Charter Schools	6,969	9%	20,760	9%
4.	Regal Cinemas, Inc.	Retail/Theatres	5,379	7%	15,285	7%
5.	Cinemark USA, Inc.	Retail/Theatres	4,022	5%	12,197	6%
6.	Peak Resorts, Inc.	Metropolitan Ski Areas	3,755	5%	11,237	5%
7.	SVVI, LLC	Waterparks	3,573	5%	9,583	4%
8.	Southern Theatres, LLC	Retail/Theatres	2,830	4%	8,447	4%
9.	Ascentia Wine Estates, LLC	Vineyards and Wineries	1,010	1%	3,083	1%
10.	Muvico Entertainment, LLC	Retail/Theatres	944	1%	2,874	1%

	Total		$62,062	82%	$184,236	82%

Entertainment Properties Trust

Mortgage Notes Receivable

(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	September 30, 2011	December 31, 2010
Mortgage note and related accrued interest receivable,
10.00%, due April 1, 2012	$33,677	$33,677
Mortgage notes and related accrued interest receivable,
7.00% and 10.00%, due May 1, 2019	178,794	168,994
Mortgage note, 9.82%, due March 10, 2027	8,000	8,000
Mortgage notes, 10.46%, due April 3, 2027	62,500	62,500
Mortgage note, 9.54%, due October 30, 2027	32,233	32,233

Total mortgage notes and related accrued interest receivable	$315,204	$305,404

Payments Due on Mortgage Notes Receivable

As of September 30, 2011
Year:
2011	$410
2012	33,677
2013	—
2014	—
2015	—
Thereafter	281,117

Total	$315,204

Entertainment Properties Trust

Notes Receivable

(Unaudited, dollars in thousands)

Summary of Notes Receivable

	September 30, 2011	December 31, 2010
Note and related accrued interest receivable, 9.23%, due August 31, 2012	$3,751	$3,751
Note and related accrued interest receivable, 6.00%, due December 31, 2017	1,254	1,332
Notes and related accrued interest receivable, 12.00%to 15.00%, past due (1)	8,074	8,074
Other	172	166

Total notes and related accrued interest receivable	$13,251	$13,323
Less: Loan loss reserves	(8,196)	(8,196)

Total notes and related accrued interest receivable, net	$5,055	$5,127

(1)	Note receivable is impaired as of September 30, 2011 and is shown below as past due. In accordance with the Company’s accounting policy, interest income is being recognized on a cash basis.

Payments Due on Notes Receivable

As of September 30, 2011
Year:
Past due (100% reserved)	$8,074
2011	42
2012	3,862
2013	118
2014	126
2015	133
Thereafter	896

Total	$13,251

Entertainment Properties Trust

Summary of Unconsolidated Joint Ventures

As of and for the Nine Months Ended September 30, 2011

(Unaudited, dollars in thousands)

Atlantic EPR-I

EPR investment interest: 36.0%

EPR preferred interest: 15% priority return on $14.9 million

Income recognized for the nine months ended September 30, 2011: $1,898

Distributions received for the nine months ended September 30, 2011: $1,866

Unaudited condensed financial information for Atlantic-EPR I is as follows as of and for the nine months ended September 30, 2011 and 2010:

	2011	2010
Rental properties, net	$26,185	$26,829
Cash	677	1
Partners’ equity	26,943	26,980
Rental revenue	2,958	3,368
Net income	738	1,483

Atlantic EPR-II

EPR investment interest: 25.7%

Income recognized for the nine months ended September 30, 2011: $279

Distributions received for the nine months ended September 30, 2011: $310

Unaudited condensed financial information for Atlantic-EPR II is as follows as of and for the nine months ended September 30, 2011 and 2010:

	2011	2010
Rental properties, net	$20,691	$21,152
Cash	159	131
Long-term debt (due September 2013)	12,320	12,689
Note payable to Entertainment Properties Trust	117	117
Partners’ equity	8,116	8,230
Rental revenue	2,167	2,167
Net income	1,040	1,023

Ningbo PIC, Nanqiao PIC, Shanghai Himalaya PIC and Shanghai SFG-EPR Cinema

EPR investment interest: 30.0%, 49.0%, 49.0% and 49.0%, respectively

EPR investment: $4,244

Income recognized for the nine months ended September 30, 2011: $54

Distributions received for the nine months ended September 30, 2011: $0

Loss recognized for the nine months ended September 30, 2010: $180

Distributions received for the nine months ended September 30, 2010: $0

Entertainment Properties Trust

Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management utilizes EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA—continuing operations as the sum of net income plus (or minus as applicable) costs associated with loan refinancing, interest expense (net), depreciation and amortization, gain on acquisition of real estate, equity in income from joint ventures and discontinued operations. EBITDA—discontinued operations is computed in the same manner but only as it relates to discontinued operations. Adjusted EBITDA—continuing operations is presented to also add back the effect of non-cash impairment charges, the provision for loan losses and transaction costs. Adjusted EBITDA—discontinued operations is computed in the same manner but only as it relates to discontinued operations.

The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED

The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO, as defined under the NAREIT definition and presented by us, is net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales of depreciable operating properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. In addition, we present FFO as adjusted by adding to FFO costs associated with loan refinancing, transaction costs, provision for loan losses, impairment charges and preferred share redemption costs, and subtracting gain on acquisition. FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

Entertainment Properties Trust

Definitions-Non-GAAP Financial Measures

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)

In addition to FFO, we present AFFO by adding to FFO non-cash impairment charges, provision for loan losses, transaction costs, non-real estate depreciation and amortization, deferred financing fees amortization, costs associated with loan refinancing, share-based compensation expense to management and trustees, amortization of above market leases, net and preferred share redemption costs; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-line rental revenue, the non-cash portion of mortgage and other financing income and gain on acquisition. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO

The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), depreciation and amortization, share-based compensation expense to management and trustee and costs associated with loan refinancing; subtracting interest cost capitalized, straight-line revenue, gain or loss on sale of real estate from discontinued operations and gain on acquisition. We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO

The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

Entertainment Properties Trust

Definitions-Non-GAAP Financial Measures

DEBT SERVICE COVERAGE RATIO

The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS

Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment a direct financing leases, net, investment in joint ventures, intangible assets (before accumulated amortization) and notes receivable and related accrued interest receivable, net. Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company’s funds have been invested.